UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park

Abingdon, Oxfordshire OX14 4RY

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2016, the shareholders of Adaptimmune Therapeutics plc (“Adaptimmune” or the “Company”) approved an amendment to Articles 5.1, 19.1 and 19.2 of the Company’s Articles of Association to revise the quorum requirements for general meetings and meetings of holders of classes of shares. The updated Adaptimmune Articles of Association (the “Articles”) were submitted to the UK Companies House for filing on June 16, 2016. The Articles are filed as Exhibit 3.1 to this report and are incorporated by reference.

Item 5.07                          Submission of Matters to a Vote of Security Holders.

Adaptimmune is hereby providing notification that at the Annual General Meeting (the “AGM”) of the Company held in Oxfordshire, England on June 16, 2016, all of the resolutions set out in the Notice of the AGM sent to shareholders were duly proposed and passed.

Details of the proxy votes received in relation to each of the resolutions (which are more particularly described in the Notice of the AGM) are as follows:

Resolution 1 — Adoption of Annual Report and Financial Statements for the period ended December 31, 2015

For	Against	Abstentions	Total Votes Cast	Votes For as a % of Votes Cast
364,895,352	30,192	36,000	364,925,544	99.99%

Resolution 2 — Approval of Directors’ Remuneration Report

For	Against	Abstentions	Total Votes Cast	Votes For as a % of Votes Cast
364,228,920	617,058	115,566	364,845,978	99.83%

Resolution 3 — Re-election of James Noble as a Director

For	Against	Abstentions	Total Votes Cast	Votes For as a % of Votes Cast
364,567,518	371,826	22,200	364,939,344	99.90%

Resolution 4 — Re-election of Elliott Sigal as a Director

For	Against	Abstentions	Total Votes Cast	Votes For as a % of Votes Cast
364,563,102	377,442	21,000	364,940,544	99.90%

Resolution 5 — Reappointment of KPMG LLP as Auditor

For	Against	Abstentions	Total Votes Cast	Votes For as a % of Votes Cast
364,912,386	4,194	44,964	364,916,580	100%

Resolution 6 — Authorize Audit Committee to Determine Auditor Remuneration

For	Against	Abstentions	Total Votes Cast	Votes For as a % of Votes Cast
364,881,990	38,436	41,118	364,920,426	99.99%

Resolution 7 — Amendment to Quorum Provisions of Articles of Association

For	Against	Abstentions	Total Votes Cast	Votes For as a % of Votes Cast
364,791,528	78,012	92,004	364,869,540	99.98%

Proxy forms which gave the Chairman discretion have been included in the “For” total.

The Notice of the AGM is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The Notice of the AGM, the UK Annual Report and Financial Statements for the period ended December 31, 2015 (the “UK Annual Report”) and the Articles are available to download or to print in PDF form from the investor relations section of the Company’s website at www.adaptimmune.com. The information contained in the UK Annual Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

3.1

Articles of Association of Adaptimmune Therapeutics plc (adopted by special resolution passed on April 27, 2015 and effective as of May 6, 2015, and amended by special resolution passed on June 16, 2016).

99.1	Notice of Annual General Meeting dated April 29, 2016 (incorporated by reference to the Company’s Form 8-K filed on April 29, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: June 16, 2016	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

3.1

Articles of Association of Adaptimmune Therapeutics plc (adopted by special resolution passed on April 27, 2015 and effective as of May 6, 2015, and amended by special resolution passed on June 16, 2016).

99.1	Notice of Annual General Meeting dated April 29, 2016 (incorporated by reference to the Company’s Form 8-K filed on April 29, 2016).